UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
Amendment No. 1

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report: August 12, 2026
Spruce Power Holding Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-38971	83-4109918
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

820 Gessner Rd, Suite 500, Houston, Texas	77024
(Address of principal executive offices)	(Zip Code)
(866) 777-8235
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SPRU	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

Spruce Power Holding Corporation is furnishing this Amendment No. 1 (this “Amendment No. 1”) to the Current Report on Form 8-K (the “Original Form 8-K”) furnished to the Securities and Exchange Commission on August 12, 2026, solely to correct the signature page with respect to the identity of the officer on the signature page. This Amendment No. 1 does not otherwise modify or update the Original Form 8-K.

Item 2.02. Results of Operations and Financial Condition.

On August 12, 2026, Spruce Power Holding Corporation (the “Company”) issued a press release (the “Press Release”) announcing the Company’s results for the second quarter ended June 30, 2026. A copy of the Press Release is being furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information disclosed in or incorporated by reference into this Item 2.02, including Exhibit 99.1, is furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.
(d)Exhibits.

Exhibit No.	Description
99.1	Press Release of Spruce Power Holding Corporation, issued August 12, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPRUCE POWER HOLDING CORPORATION

Date: August 13, 2026	By:	/s/ Thomas James Cimino
	Name:	Thomas James Cimino
	Title:	Chief Financial Officer
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